UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2025

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BLACKLINE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-37924	46-3354276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21300 Victory Boulevard, 12th Floor

Woodland Hills, California 91367

(Address of Principal Executive Offices) (Zip Code)

(818) 223-9008

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 13, 2025, BlackLine, Inc. (the “Company”) announced preliminary financial results for the fourth quarter ending December 31, 2024.

The information furnished pursuant to Item 2.02 on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2025, the Company announced that Mark Woodhams, Chief Revenue Officer of the Company, will retire from the Company, effective June 2, 2025. The Company also announced that Stuart Van Houten will join the Company as Chief Commercial Officer, effective February 17, 2025, leading the Company’s global sales organization and revenue operations. At that time, he will assume Mr. Woodhams’ role as head of the global sales team.

Under the circumstances of his retirement and departure of the Company, Mr. Woodhams is entitled to severance benefits under the Company’s Change in Control and Severance Policy (the “Severance Policy”) upon his departure.  In addition to the benefits under the Severance Policy, Mr. Woodhams will receive additional cash compensation of $80,000 in relocation benefits, with all such payments and benefits subject to execution of a release of claims in favor of the Company and other released parties, and complying with various post-employment obligations. The terms and conditions of the severance otherwise are consistent with the Severance Policy. Mr. Woodhams’ current compensation arrangements will continue until his retirement date.

A copy of the related press release announcing the appointment of Mr. Van Houten and Mr. Woodhams’ retirement is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by BlackLine dated January 13, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL) document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: January 13, 2025	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Chief Legal and Administrative Officer